                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc. a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1993, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

                                                    /s/ DAN W. LUFKIN

                                          --------------------------------------
                                                      Dan W. Lufkin
                                                         Director

DATED: November 24, 1993

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc. a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1993, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

                                                /s/ ROBERT B. CALHOUN, JR.

                                          --------------------------------------
                                                  Robert B. Calhoun, Jr.
                                                         Director

DATED: November 24, 1993

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc. a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1993, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

                                                    /s/ HARRY J. GRAY

                                          --------------------------------------
                                                      Harry J. Gray
                                                         Director

DATED: November 24, 1993

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc. a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1993, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

                                                 /s/ HAROLD S. HANDELSMAN

                                          --------------------------------------
                                                   Harold S. Handelsman
                                                         Director

DATED: November 24, 1993

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc. a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1993, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

                                                   /s/ SHELDON S. KING

                                          --------------------------------------
                                                     Sheldon S. King
                                                         Director

DATED: November 24, 1993

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned Director of American Medical Holdings, Inc., a Delaware corporation and American Medical International, Inc. a Delaware corporation (collectively, the "Companies"), hereby constitutes and appoints Alan J. Chamison, Michael N. Murdock, and Bary
G. Bailey, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents for him and on his behalf and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K to be filed by the Companies with the Securities and Exchange Commission with respect to the Companies' fiscal year ended August 31, 1993, and any and all amendments thereto, and any other documents in connection therewith granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This power of attorney shall terminate one year from the date hereof.

                                                   /s/ MELVYN N. KLEIN

                                          --------------------------------------
                                                     Melvyn N. Klein
                                                         Director

DATED: November 24, 1993